                                                                    EXHIBIT 5(b)

                                     FORM OF
                               AMENDED SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                              Effective Date
----                                              --------------
Schwab International Index Fund                   July 21, 1993

Schwab Small-Cap Index Fund                       October 14, 1993

Schwab Asset Director-High Growth Fund            September 25, 1995

Schwab Asset Director-Balanced Growth Fund        September 25, 1995

Schwab Asset Director-Conservative Growth Fund    September 25, 1995

Schwab S&P 500 Fund                               February 28, 1996

Schwab Analytics Fund                             May 21, 1996

Schwab OneSource Portfolios-International         September 2, 1996

Schwab OneSource Portfolios-Growth Allocation     October 13, 1996

Schwab OneSource Portfolios-Balanced Allocation   October 13, 1996

Schwab OneSource Portfolios-Small Company         [         ], 1997

                                        SCHWAB CAPITAL TRUST

                                        By:      _________________________
                                        Name:    William J. Klipp
                                        Title:   Trustee, Executive Vice
                                                 President and
                                                 Chief Operating Officer

                                        CHARLES SCHWAB INVESTMENT
                                        MANAGEMENT, INC.

                                        By:      _________________________
                                        Name:    Stephen B. Ward
                                        Title:   Senior Vice President and
                                                 Chief Investment Officer

Dated:           [     ], 1997

                                     FORM OF
                               AMENDED SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                              ADVISORY FEE SCHEDULE
      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                    Fee
----                                    ---
Schwab International Index Fund         Seventy one-hundredths of one percent
                                        (0.70%) of the Fund's average daily net
                                        assets not in excess of $300,000,000 and
                                        sixty one-hundredths of one percent
                                        (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund             Fifty one-hundredths of one
                                        percent (0.50%) of the Fund's average
                                        daily net assets not in excess of
                                        $300,000,000 and forty-five
                                        one-hundredths of one percent (0.45%)
                                        of such assets over $300,000,000

Schwab Asset Director-High Growth Fund  Seventy-four one-hundredths of one percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%)of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four
                                        one-hundredths of one percent (0.64%)
                                        of such net assets over $2 billion

Schwab Asset Director-Balanced Growth   Seventy-four one-hundredths of one
Fund                                    percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%)of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one-hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion

Schwab Asset Director-Conservative      Seventy-four one-hundredths of one
Growth Fund                             percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one-hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion

Fund                                    Fee
----                                    ---
Schwab S&P 500 Fund                     Thirty-six one-hundredths of one
                                        percent (0.36%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; thirty-three one hundredths
                                        of one percent (0.33%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and thirty-one one
                                        hundredths of one percent (0.31%) of
                                        such net assets over $2 billion.

Schwab Analytics Fund                   Seventy-four one hundredths of one
                                        percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and sixty-four one
                                        hundredths of one percent (0.64%) of
                                        such net assets over $2 billion.

Schwab OneSource                        Seventy-four one hundredths of one
Portfolios-International                percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

Schwab OneSource Portfolios-Growth      Seventy-four one hundredths of one
Allocation                              percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

Schwab OneSource Portfolios-Balanced    Seventy-four one hundredths of one
Allocation                              percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

Schwab OneSource Portfolios-Small       Seventy-four one hundredths of one
Company                                 percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

                                        SCHWAB CAPITAL TRUST


                                        By:      _________________________
                                        Name:    William J. Klipp
                                        Title:   Trustee, Executive Vice
                                                 President and
                                                 Chief Operating Officer


                                        CHARLES SCHWAB INVESTMENT
                                        MANAGEMENT, INC.


                                        By:      _________________________
                                        Name:    Stephen B. Ward
                                        Title:   Senior Vice President and
                                                 Chief Investment Officer


Dated:      [     ], 1997